SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2004

Buckeye Partners, L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	1-9356	23-2432497

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation; Bylaws
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT
FOURTH AMENDED AND RESTATED INCENTIVE COMPENSATION AGREEMENT
SERVICES AGREEMENT
THIRD AMENDED AND RESTATED EXCHANGE AGREEMENT
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
AMENDED AND RESTATED MANAGEMENT AGREEMENT
AMENDMENT TO NOTE AGREEMENT
AMENDMENT TO GUARANTY AGREEMENT
AMENDED AND RESTATED MANAGEMENT AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.

     On December 15, 2004, Buckeye Pipe Line Company LLC (the “Prior General Partner”), which prior to such time was the general partner of Buckeye Partners, L.P. (the “Partnership”), the Partnership and its operating partnerships (the “Operating Partnerships”), and Buckeye Pipe Line Services Company (“Services Company”) completed a restructuring of their organizational structure and certain contractual relationships among the entities. In connection with the restructuring, the Prior General Partner transferred all of its assets, rights and obligations, including its general partner interest in the Partnership and the Operating Partnerships, but excluding its rights under the Third Amended and Restated Incentive Compensation Agreement, dated as of May 4, 2004, between the Prior General Partner and the Partnership, to Buckeye GP LLC (the “New General Partner”), a newly formed, wholly owned subsidiary of the Prior General Partner. By virtue of such transfer, the New General Partner became the sole general partner of the Partnership and the Operating Partnerships. The purpose of the restructuring was to clarify the separateness of the New General Partner, the Partnership, the Operating Partnerships and Services Company (the “MLP Group”) from the owners of the Prior General Partner (the “Parent Group”) and to “ring-fence” the assets and liabilities of the MLP Group from those of the Parent Group. For more information on the New General Partner see Item 8.01 of this report.

     The restructuring included the following elements:

•	The transfer by the Prior General Partner of its general partner interests to the New General Partner, pursuant to a Contribution, Assignment and Assumption Agreement between the Prior General Partner and the New General Partner, a copy of which is attached as Exhibit 10.1 to this report.

•	Merger of the Prior General Partner and Buckeye Management Company LLC, the direct owner of the Prior General Partner, with and into Glenmoor LLC, previously the owner of Buckeye Management Company LLC, which changed its name to MainLine Sub LLC.

•	Amendment by the Partnership and MainLine Sub of the Incentive Compensation Agreement by entering into the Fourth Amended and Restated Incentive Compensation Agreement (the “Incentive Compensation Agreement”), a copy of which is attached as Exhibit 10.2 to this report.

•	Termination by the Prior General Partner, Buckeye Management Company LLC and Services Company of the Second Amended and Restated Services Agreement, dated as of May 4, 2004.

•	Execution by the Partnership, the Operating Partnerships, certain other operating subsidiaries of the Partnership and Services Company of a new Services Agreement, a copy of which is attached as Exhibit 10.3 to this report.

•	Amendment by the Partnership, Operating Partnerships, the New General Partner and MainLine Sub of the Second Amended and Restated Exchange Agreement between such entities by entering into the Third Amended and Restated Exchange

Agreement (the “Exchange Agreement”), a copy of which is attached as Exhibit 10.4 to this report.

•	Amendments to our Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), which are described in Item 5.03 of this report and is incorporated by reference into this Item 1.01, and amendments to the Amended and Restated Agreements of Limited Partnership of each of the Operating Partnerships, which are described below and in Item 5.03 of this report and are incorporated by reference into this Item 1.01.

     The restructuring was approved in accordance with our Partnership Agreement by the Board of Directors of our Prior General Partner upon recommendation of a special committee of four disinterested directors of such Board of Directors. In connection with such approval, the independent directors recommended approved of the succession of the New General Partner as the general partner of the Partnership and the Operating Partnerships, and the execution and delivery by the Partnership or the Operating Partnerships, as applicable, of the new Services Agreement, the Amended and Restated Partnership Agreement of the Partnership and the Amended and Restated Partnership Agreements of each of the Operating Partnerships, the amendments to the Incentive Compensation Agreement and the Exchange Agreement and a new agreement, the Executive Employment Agreement, between the New General Partner, MainLine Sub LLC and Services Company (the “Executive Employment Agreement”), a copy of which is attached as Exhibit 10.4 to this report. As more fully described in Item 8.01 of this report, the directors and officers of the Prior General Partner will serve in the same roles for the New General Partner.

     The amended Incentive Compensation Agreement effectuated the following changes: (i) it clarified that incentive payments under the Incentive Compensation Agreement, which previously were based on the amount of quarterly cash available to be distributed to the holders of the Partnership’s limited partner units, are only payable if the Partnership actually makes distributions to such holders, (ii) assignment of the Incentive Compensation Agreement is now prohibited without consent of the Partnership, and (iii) a clarifying change was made to make clear that incentive payments are not earned on distributions to the holders of the Partnership’s general partner units. The formula for calculating incentive payments under the Incentive Compensation Agreement was not changed.

     Under the new Services Agreement, Services Company, which will continue to employ the majority of employees that work for the Operating Partnerships and the other operating subsidiaries of the Partnership, will provide services directly to the Operating Partnerships and other operating subsidiaries of the Partnership and will be reimbursed directly by such entities. Prior to the restructuring, Services Company provided such services to the Partnership and Operating Partnerships under an agreement with the Prior General Partner and was reimbursed for its costs by the Prior General Partner which was then reimbursed by the Partnership and Operating Partnerships. The costs that the Partnership and Operating Partnerships will be obligated to pay in respect of services provided by the Services Company will not increase as a result of the restructuring.

     The Exchange Agreement effectuated the following changes: (i) a provision which prior to the amendment released the Partnership and Operating Partnerships from their obligations to reimburse the Prior General Partner for compensation paid for certain senior executive level duties was changed to be a release of obligations to reimburse the New General Partner for total compensation, including benefits, for the four highest salaried officers performing those duties for the New General Partner, subject to certain limitations, (ii) provisions relating to the terminated Services Agreement between the Prior General Partner and Services Company were deleted, and (iii) an outdated tax indemnity provision was deleted.

     Under the new Executive Employment Agreement, Services Company will continue to employ the four highest salaried officers whose total compensation is the subject of the Exchange Agreement and will be reimbursed by the New General Partner and MainLine Sub LLC for the costs that it incurs in connection with paying such compensation. Prior to the restructuring, Services Company employed such individuals under the predecessor agreement that was replaced by the new Services Agreement described above.

     In connection with the restructuring, the Amended and Restated Agreements of Limited Partnership of each of the Operating Partnerships (the “OLP Partnership Agreements”) were amended and restated by the New General Partner and the Partnership and the Management Agreements between each of the Operating Partnerships and the General Partner (the “OLP Management Agreements”) were amended and restated. The principal amendments to the OLP Partnership Agreements were the addition of Separateness Provisions similar to those added to the Amended and Restated Agreement of Limited Partnership of the Partnership, described in Item 5.03 of this report. A copy of the amended and restated OLP Partnership Agreement of one of the Operating Partnerships, Buckeye Pipe Line Company, L.P., is attached as Exhibit 10.5 to this report. The amended and restated OLP Partnership Agreements of the other Operating Partnerships are substantially identical to that of Buckeye Pipe Line Company, L.P. The amendments to the OLP Management Agreements reflect the succession of the New General Partner as the general partner of the Operating Partnerships. A copy of the amended and restated OLP Management Agreement of Buckeye Pipe Line Company, L.P. is attached as Exhibit 10.6 to this report. The amended and restated OLP Management Agreements of the other Operating Partnerships are substantially identical to that of Buckeye Pipe Line Company, L.P.

     In order to facilitate the restructuring, the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust (the “ESOP Trust”) obtained an amendment to the Note Agreement between the ESOP Trust and The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (the “Note Agreement”), relating to the ESOP Trust’s 3.60% Senior Secured Notes due March 28, 2011. A related amendment to the Guaranty Agreement (the “Guaranty Agreement”), between Services and the holders of the ESOP Trust’s 3.60% Notes was also executed. Additionally, the Intercreditor Agreement, dated as of May 4, 2004, among Glenmoor LLC, Buckeye Management Company LLC, Buckeye Pipe Line Company LLC, Buckeye Pipe Line Services Company, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, Goldman Sachs Credit Partners L.P., in its capacity as administrative agent for the lenders under the Credit and Guaranty Agreement, dated as of May 4, 2004, by and among Goldman Sachs Credit Partners L.P. in such capacity, such lenders and Glenmoor LLC, Buckeye Management Company LLC and Buckeye Pipe Line Company LLC, was terminated. Copies of the amendments to the Note Agreement and the Guaranty Agreement are attached as Exhibits 10.7 and 10.8 to this report.

     Also in connection with the restructuring, the New General Partner and MainLine Sub LLC amended and restated the Amended and Restated Management Agreement, which had previously been among the Prior General Partner, Buckeye Management Company LLC and Glenmoor LLC, by entering into the Second Amended and Restated Management Agreement (the “General Partner Management Agreement”), a copy of which is attached as Exhibit 10.9 to this report. The amendments primarily reflect the succession of the New General Partner to the Prior General Partner and the merger of the Prior General Partner and Buckeye Management Company LLC into Glenmoor LLC and delete certain references which are no longer relevant.

Item 5.03 Amendments to Articles of Incorporation; Bylaws.

     Effective as of December 15, 2004, in connection with the aforementioned restructuring, the New General Partner of the Partnership amended and restated the Partnership Agreement by executing the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. (the “Amended Partnership Agreement”), a copy of which is filed as Exhibit 3.1 to this report.

     The Amended Partnership Agreement effectuated the following changes to the Partnership Agreement: (i) certain provisions were added to evidence the separateness of the MLP Group (the “Separateness Provisions”) from the Parent Group and other persons and entities (“Persons”) and (ii) certain provisions which are no longer applicable to the Partnership or required by law were deleted (such as those relating to maintaining a minimum net worth of the general partner).

     The principal Separateness Provisions are located in Section 7.6 of the Amended Partnership Agreement. Such provisions require the Partnership to conduct its business and operations separate and apart from those of all other Persons (including the Parent Group) and to maintain separate records, separate credit, separate names and separate formalities so that its identity will not be confused with that of any other Person. Separateness Provisions were also added to the limited partnership agreement of each of the Operating Partnerships.

     New provisions were added to Section 7.7 of the Amended Partnership Agreement that contain certain restrictions on loans to affiliates and other affiliated transactions and in many cases, require the approval of a majority of the members of the Audit Committee (“Special Approval”).

     A new Section 9.3(c) of the Amended Partnership Agreement was added that requires that the Partnership’s financial statements contain a note indicating that the assets and liabilities of the Partnership and its subsidiaries are separate from the assets and liabilities of the Parent Group.

     A new Section 14.8 was added to the Amended Partnership Agreement that prohibits the New General Partner from taking certain actions relating to voluntary bankruptcy filings, dissolution, liquidation, merger or consolidation without obtaining Special Approval.

     The definition of “Audit Committee” was amended to provide that it must consist of three or more directors who meet the independence, qualification and experience requirements of the New York Stock Exchange and at least two of whom also qualify as “S&P Independent Directors”. An S&P Independent Director is defined as a duly appointed member of the Audit Committee who had not been, at the time of such appointment or at any time in the preceding five years, (a) a direct or indirect legal or beneficial owner of interests in the Partnership or any of its affiliates (excluding de minimis ownership interests), (b) a creditor, supplier, employee, officer, director, family member, manager or contractor of the Partnership or its affiliates, or (c) a person who controls (whether directly, indirectly or otherwise) the Partnership or its affiliates or any creditor, supplier, employee, officer, director, manager or contractor of the Partnership or its affiliates (other than the Prior General Partner).

     A number of other changes were made in the Amended Partnership Agreement (all of which in the aggregate are immaterial) for the purpose of updating certain information and definitions and providing consistency with the restructuring described in this report.

Item 8.01 Other Events

     In connection with the restructuring, the Prior General Partner transferred its general partner interest in the Partnership and Operating Partnerships to the New General Partner and the New General Partner thereby was admitted as the general partner of the Partnership and each Operating Partnership. The transfer of general partner interests did not constitute a change of control and the New General Partner has the same directors and officers as the Prior General Partner prior to the restructuring. They will serve in identical roles with respect to the operation and management of the New General Partner, except as modified by the Separateness Provisions and other changes made by the Amended Partnership Agreement and similar changes made to each limited partnership agreement of the Operating Partnerships.

     At a December 13, 2004 meeting of the Board of Directors of the Prior General Partner, the Audit Committee of the Board of Directors approved an increase in the senior administrative charge paid by the New General Partner to MainLine Sub LLC, the owner of the New General Partner, under the Second Amended and Restated Management Agreement between the New General Partner and MainLine Sub LLC from $975,000 for fiscal year 2004 to $1.9 million for fiscal year 2005. Under the management agreement, MainLine Sub and its owners perform certain management functions for the New General Partner, including strategic planning, acquisition and financial planning and advice regarding corporate and partnership governance issues. Any change in the senior administrative charge must be approved by the Audit Committee and the senior administrative charge will be reimbursed by the Partnership in accordance with past practice.

Item 9.01                                      Financial Statements and Exhibits.

Exhibits
3.1	Amended and Restated Agreement of Limited Partnership of the Partnership, as amended and restated as of December 15, 2004

10.1	Contribution, Assignment and Assumption Agreement, dated as of December 15, 2004

10.2	Fourth Amended and Restated Incentive Compensation Agreement, dated as of December 15, 2004

10.3	Services Agreement, dated as of December 15, 2004

10.4	Third Amended and Restated Exchange Agreement, dated as of December 15, 2004

10.5	Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of December 15, 2004

10.6	Amended and Restated Management Agreement of Buckeye Pipe Line Company, L.P., as amended and restated as of December 15, 2004

10.7	Amendment to Note Agreement, dated as of December 15, 2004

10.8	Amendment to Guaranty Agreement, dated as of December 15, 2004

10.9	Amended and Restated Management Agreement, dated as of December 15, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its General Partner

	By:	STEPHEN C. MUTHER

Stephen C. Muther
Senior Vice President Administration,
General Counsel and Secretary

Dated: December       , 2004

Exhibit Index

Exhibit

3.1	Amended and Restated Agreement of Limited Partnership of the Partnership, as amended and restated as of December 15, 2004

10.1	Contribution, Assignment and Assumption Agreement, dated as of December 15, 2004

10.2	Fourth Amended and Restated Incentive Compensation Agreement, dated as of December 15, 2004

10.3	Services Agreement, dated as of December 15, 2004

10.4	Third Amended and Restated Exchange Agreement, dated as of December 15, 2004

10.5	Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of December 15, 2004

10.6	Amended and Restated Management Agreement of Buckeye Pipe Line Company, L.P., as amended and restated as of December 15, 2004

10.7	Amendment to Note Agreement, dated as of December 15, 2004

10.8	Amendment to Guaranty Agreement, dated as of December 15, 2004

10.9	Amended and Restated Management Agreement, dated as of December 15, 2004